Exhibit 10.2

Meredith Corporation

RESTRICTED STOCK AWARD AGREEMENT
FOR EMPLOYEES

You have been awarded Restricted Stock under the Meredith Corporation 2004 Stock Incentive Plan (the "Plan"), as specified in the attached Notice of Grant of Award and Award Agreement (the "Notice").

THIS DOCUMENT CONSTITUTES PART OF THE PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

THIS AGREEMENT (the "Agreement"), effective as of the date set forth in the attached Notice, is between Meredith Corporation, an Iowa corporation (the "Company"), and the Grantee named in the Notice (the "Grantee"), pursuant to the provisions of the Plan. The parties hereto agree as follows:

l. Grant of Shares. Pursuant to action of the Compensation Committee of the Board of Directors of the Company (the "Committee"), the Company hereby grants to the Grantee the number of shares of Common Stock of the Company, $1.00 par value (the "Shares") as set forth in the attached Notice, subject to the Restrictions (the "Restrictions") set forth in Section 2 and the other terms and conditions of the Plan and this Agreement. With respect to this grant of Shares, the date of grant, the number of Shares granted and the date or dates of the lapse of the Restrictions have been set forth in the Notice attached hereto. Concurrently with this grant, the Company will transfer an amount equal to $1 (the par value thereof) from the Company's Additional Paid-in Capital account to the Company's Common Stock account for each of the Shares, which is the subject of this grant, so that said Shares are fully paid and non-assessable. The Shares will be registered on the books of the Company's transfer agent in the Grantee's name. The Grantee shall have all the rights of a stockholder with respect to the Shares, including the right to vote and to receive all dividends or other distributions paid or made with respect to the Shares. Any securities of the Company which may be issued with respect to such Shares by virtue of any stock split, combination, stock dividend or recapitalization shall be deemed to be "Shares" hereunder and shall be subject to all the terms and conditions of the Plan and this Agreement.

2. Restrictions. Until and to the extent that the Restrictions imposed by this Section 2 have lapsed pursuant to Sections 3 or 4 below, the Shares shall not be sold, exchanged, assigned, transferred, pledged or otherwise disposed of, and shall be subject to forfeiture as set forth in Section 5 below.

3. Lapse of Restrictions by Passage of Time. The Restrictions shall lapse and have no further force or effect with respect to the Shares of this grant at the time or times set forth in the Notice.

4. Death, Disability or Retirement. In the event of the death, disability or retirement of the Grantee prior to the lapse of the Restrictions on any or all of the Shares, the Restrictions on all such Shares shall lapse and have no further effect as of the date of death, disability or retirement. For these purposes, "disability" shall mean the Grantee's incapacity due to physical or mental illness to perform his or her duties with the Company on a full-time basis for a period of twelve (12) months; and "retirement" shall mean the termination of the Grantee's employment by retirement in accordance with the then established rules of the Company's tax-qualified retirement plan.

5. Forfeiture of Shares. In the event of the termination of the Grantee's employment by the Company for any reason (including resignation or discharge with or without cause), other than death, disability or retirement, all of the Shares then subject to the Restrictions shall be forfeited and transferred to the Company without consideration to the Grantee or his or her executor, administrator, personal representative or heirs ("Representative"). The Company is hereby authorized to cause the transfer into its name all Shares that are forfeited to the Company pursuant to this section.

6. Delivery of Certificates. Certificates representing Shares as to which the Restrictions have lapsed, shall be delivered by the Company to the Grantee or his or her Representative.

7. Withholding Taxes. The lapse of the Restrictions on any Shares pursuant to Sections 3 or 4 above shall be conditioned on the Grantee or his or her Representative having made appropriate arrangements with the Company to provide for the withholding of any taxes required to be withheld by Federal, state or local laws in respect of such lapse.

8. Notices. All notices hereunder shall be in writing and delivered either in hand, by certified mail, return receipt requested, postage prepaid, or by Federal Express or other recognized delivery service, which provides proof of delivery, all delivery charges prepaid, and addressed as follows:

To the Company: Meredith Corporation

1716 Locust Street

Des Moines, Iowa 50309-3023

Attention: Corporate Secretary

To the Grantee or his or her Representative at the address of the Grantee at the time appearing in the employment records of the Company, currently as shown in the attached Notice or

At such other address as either party may designate by notice given to the other in accordance with these provisions.

9. Term of Agreement. This Agreement shall terminate on the date of the lapse of all remaining Restrictions.

10. Succession. This Agreement shall be binding upon and operate for the benefit of the Company and its successors and assigns and the Grantee and his or her Representative.

11. Continuation of Employment. This Agreement shall not confer upon Grantee any right to continuation of employment by the Company, nor shall this Agreement interfere in any way with the Company's right to terminate Grantee's employment at any time.

12. Miscellaneous.

(a) This Agreement and the rights of Grantee hereunder are subject to all the terms and conditions (including shareholder approval) of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan.

(b) It is expressly understood that the Committee is authorized to administer, construe and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon Grantee. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan. All terms used herein shall have the same meaning as in the Plan document.

(c) With the approval of the Board, the Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment or modification of the Plan may in any way adversely affect Grantee's rights under this Agreement.

(d) Grantee agrees to take all steps necessary to comply with all applicable provisions of Federal and state securities laws in exercising Grantee's rights under this Agreement.

(e) The Plan and this Agreement are not intended to qualify for treatment under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

(f) This Agreement shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(g) To the extent not preempted by Federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

GRANTEE'S INITIALS MEREDITH CORPORATION

By: Vice President-General Counsel & Secretary

_____________________________________________________________________________

Meredith Corporation

Notice of Grant of Award ID: 42-0410230

and Award Agreement 1716 Locust Street

Des Moines, Iowa 50309-3023

_____________________________________________________________________________

[NAME] Award Number: 0000#####

[Address] Plan:

ID: #########

________________________________________________________________

Effective [date], you have been granted an award of [# of shares] shares of Meredith Corporation (the Company) common stock. These shares are restricted until the vest date(s) shown below.

The current value of the award is [dollar value].

The award will vest on the date shown:

Shares Full Vest

[# of shares] [vest date]

________________________________________________________________

By your signature and the Company's signature below, you and the Company agree that this award is granted under and governed by the terms and conditions of the Company's Award Plan as amended and the Award Agreement, all of which are attached and made a part of this document.

_____________________________________________________________________________

________________________________________ ________________________________

Meredith Corporation Date

________________________________________ ________________________________
[NAME] Date